Exhibit 99.15

EXECUTION VERSION

SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of June 26, 2018, is by and among SOUTH JERSEY INDUSTRIES, INC., a New Jersey corporation (the “Borrower”), the lenders signatory hereto (together constituting the Required Lenders) and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States of America, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, several banks and other financial institutions from time to time party thereto and the Administrative Agent are parties to that certain Term Loan Credit Agreement dated as of October 28, 2015 (as amended on November 3, 2017, and further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has entered into that certain Asset Purchase Agreement dated October 15, 2017, between the Borrower and Pivotal Utility Holdings, Inc., a New Jersey corporation (“PUH”), pursuant to which the Borrower will acquire the business and operations of the Elizabethtown Gas operating division of PUH;

WHEREAS, in order to effectuate a corporate reorganization in connection with the Elizabethtown Gas Acquisition, the Borrower has formed a wholly-owned subsidiary, SJI Utilities, Inc., a New Jersey corporation (“SJI Utilities”), and intends to contribute 100% of the issued and outstanding common stock of South Jersey Gas to SJI Utilities;

WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1      Additional Definitions added in Article I. The following definitions are added in alphabetical order in Section 1.01 of the Credit Agreement to read as follows:

“Elizabethtown” means Elizabethtown Gas Company, a New Jersey corporation and wholly-owned Subsidiary of the Borrower upon closing of the Elizabethtown Gas Acquisition.

“Elizabethtown Credit Agreement” means that certain revolving credit agreement, to be entered into on or around the Elizabethtown Gas Acquisition Closing Date, between Elizabethtown, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and other financial institutions that are lenders party thereto, as it may be amended, modified, restated, amended and restated, renewed, refinanced or replaced from time to time.

“SJI Utilities” means SJI Utilities, Inc., a New Jersey corporation and wholly-owned Subsidiary of the Borrower.

1.2      Amendments to Definitions in Article I.

(a)       Clause (c) in the defined term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)         Indebtedness (other than the type described in clause (d) below) of the Borrower and its Subsidiaries (other than South Jersey Gas and Elizabethtown) so long as before and immediately after the incurrence of such Indebtedness, the Borrower is in compliance with Section 6.04;

(b)       The defined term “Permitted Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (j):

(j)          Indebtedness of Elizabethtown not prohibited under the Elizabethtown Credit Agreement.

(c)       Clause (d) in the defined term “Significant Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)         with respect to the Borrower, such Subsidiaries shall include, without limitation, South Jersey Gas, SJI Utilities (upon the contribution of the equity in South Jersey Gas to SJI Utilities), and Elizabethtown (upon closing of the Elizabethtown Gas Acquisition).

1.3      Amendment to Section 6.01(c). Section 6.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)          Ownership.  Cause the Borrower to own, directly or indirectly, at all times 100% of the Capital Stock having voting rights of South Jersey Gas and Elizabethtown (upon closing of the Elizabethtown Gas Acquisition).

1.4      Amendment to Section 7.01(v). Section 7.01(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v)      An “Event of Default” or “Default” under the SJG Credit Agreement or the Elizabethtown Credit Agreement; or

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1      Closing Conditions. This Amendment shall become effective on the date hereof upon the Administrative Agent receiving  a copy of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.

ARTICLE III
MISCELLANEOUS

3.1      Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2      Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)       It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)       This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)       No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(d)       The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document are true and correct as of the date hereof (with all applicable materiality standards and except for those which expressly relate to an earlier date).

(e)       After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)        The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3      Reaffirmation of Obligations. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and the Borrower hereby ratifies the Credit Agreement and each other Loan Document to which the Borrower is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations.

3.4      Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5      Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6      Further Assurances. The Borrower agrees to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.

3.7      Entirety. This Amendment, together with the other Loan Documents, embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8      Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

3.9      No Actions, Claims, Etc. As of the date hereof, the Borrower hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Submission to Jurisdiction; Waivers; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.13 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.13    No Waivers. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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IN WITNESS WHEREOF the parties hereto have caused this Second Amendment to Term Loan Credit Agreement to be duly executed on the date first above written.

SOUTH JERSEY INDUSTRIES, INC.

By:	/s/ Ann T. Anthony
Name: Ann T. Anthony
Title: VP, Treasurer & Acting Corporate Secretary

[Signature Page to Second Amendment to Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Richard R. Powell
Name: Richard R. Powell
Title: Vice President

[Signature Page to  Second Amendment to Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Richard R. Powell
Name: Richard R. Powell
Title: Vice President

[Signature Page to  Second Amendment to Term Loan Credit Agreement]